UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 25, 2001


                              ALLTRISTA CORPORATION
             (Exact name of registrant as specified in its charter)


            INDIANA                        0-21052              35-1828377
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


5875 CASTLE CREEK PARKWAY, NORTH DRIVE, SUITE 440,
               INDIANAPOLIS, IN                                    46250
    (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (317) 577-5000

Item 5.  Other Events.

     On September 25, 2001, the Company issued the press release attached hereto as Exhibit 99-1. The Company's press release announced the departure from the Company of Thomas B. Clark, the Company's Chairman, President and Chief Executive Officer, and Kevin D. Bower, the Company's Senior Vice President and Chief Financial Officer. The Company's Board of Directors also recognized the contributions and efforts of Mr. Clark and Mr. Bower and announced the appointment of Martin E. Franklin as Chairman and Chief Executive Officer and Ian G.H. Ashken as Vice Chairman, Chief Financial Officer and Secretary.

Item 7.  Financial Statements and Exhibits.

     The following exhibits are filed as a part of this report:

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibits

          99-1 Press Release dated September 25, 2001

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALLTRISTA CORPORATION
                                              (Registrant)



Date: September 25, 2001                  By: /s/ Ian G.H. Ashken
                                              ----------------------------------
                                              Ian G.H. Ashken
                                              Vice Chairman, Chief Financial
                                              Officer and Secretary